January 26, 2001



W. L. Westbrook                                      Wayne Boston
270 Peachtree Street, N.W.                           241 Ralph McGill Blvd. NE
Atlanta, Georgia  30303                              Atlanta, Georgia 30308-3374

Dear Sirs:

         Alabama Power Company proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, (1) its Annual Report on Form 10-K for the year ended December 31, 2000, and (2) its quarterly reports on Form 10-Q during 2001.

         Alabama Power Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint W. L. Westbrook and Wayne Boston our true and lawful Attorneys for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission in connection with the foregoing said Annual Report on Form 10-K, quarterly reports on Form 10-Q, and any appropriate amendment or amendments thereto and any necessary exhibits.

                                            Yours very truly,

                                            ALABAMA POWER COMPANY



                                            By /s/Elmer B. Harris
                                                 Elmer B. Harris
                                         President and Chief Executive Officer

        /s/Whit Armstrong                             /s/William V. Muse
         Whit Armstrong                                 William V. Muse


______________________________                         /s/John T. Porter
         David J. Cooper                                John T. Porter


      /s/H. Allen Franklin                            /s/Robert D. Powers
        H. Allen Franklin                              Robert D. Powers


       /s/Elmer B. Harris                            /s/Andreas Renschler
         Elmer B. Harris                               Andreas Renschler


       /s/R. Kent Henslee                              /s/C. Dowd Ritter
         R. Kent Henslee                                C. Dowd Ritter


      /s/Carl E. Jones, Jr.                           /s/James H. Sanford
       Carl E. Jones, Jr.                              James H. Sanford


______________________________                        /s/John Cox Webb, IV
        Patricia M. King                               John Cox Webb, IV


       /s/James K. Lowder                             /s/James W. Wright
         James K. Lowder                                James W. Wright


    /s/Wallace D. Malone, Jr.                     /s/William B. Hutchins, III
     Wallace D. Malone, Jr.                        William B. Hutchins, III


      /s/Thomas C. Meredith                            /s/Art P. Beattie
       Thomas C. Meredith                               Art P. Beattie


 ______________________________
         Mayer Mitchell

Extract from minutes of meeting of the board of directors of Alabama Power Company.

                               - - - - - - - - - -

                  RESOLVED: That for the purpose of signing and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, Alabama Power Company's annual report on Form 10-K for the year ended December 31, 2000, and its 2001 quarterly reports on Form 10-Q, and of remedying any deficiencies with respect thereto by appropriate amendment or amendments, Alabama Power Company, the members of its Board of Directors, and its officers are authorized to give their several powers of attorney to W. L. Westbrook and Wayne Boston, in substantially the form of power of attorney presented to this meeting.

                               - - - - - - - - - -

                  The undersigned officer of Alabama Power Company does hereby certify that the foregoing is a true and correct copy of resolution duly and regularly adopted at a meeting of the board of directors of Alabama Power Company, duly held on January 26, 2001, at which a quorum was in attendance and voting throughout, and that said resolution has not since been rescinded but is still in full force and effect.

Dated March 28, 2001                          ALABAMA POWER COMPANY


                                              By /s/Wayne Boston
                                                   Wayne Boston
                                                Assistant Secretary